                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  January 21, 2004


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


        Delaware                  1-2691                 13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)






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Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release

Item 12.  Disclosure of Results of Operations and Financial
Condition

American Airlines, Inc. (American) is furnishing herewith a press release issued on January 21, 2004 by its parent company, AMR Corporation, as Exhibit 99.1 which is included herein. This press release was issued to report AMR's fourth quarter and full year 2003 results and includes American's fourth quarter and full year 2003 results.




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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  January 21, 2004


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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release






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                                                  Exhibit 99.1


                                   CONTACT: Al Becker
                                            Corporate Communications
                                            Fort Worth, Texas
                                            817-967-1577
                                            corp.comm@aa.com

FOR RELEASE: Wednesday, Jan. 21, 2004

Editor's Note: A live Webcast reporting fourth quarter results will be broadcast on the Internet on Jan. 21 at 2 p.m. EST (Windows Media Player required for viewing.)

       AMR CORPORATION REPORTS DRAMATICALLY IMPROVED FOURTH
     QUARTER FINANCIAL RESULTS ON MOMENTUM OF TURNAROUND PLAN

      AMR Reports A Fourth Quarter Net Loss of $111 Million,
             A Significant Improvement Over Last Year

    Excluding Special Items, AMR Posts Net Loss of $95 Million
         And Operating Income of $103 Million, The Second
         Consecutive Quarter of Positive Operating Income

        AMERICAN AIRLINES BUILDS ON MOMENTUM BY ANNOUNCING
           IT WILL RESTRUCTURE ITS MIAMI HUB AND CREATE
            A NEW CODESHARING PARTNERSHIP WITH MEXICANA


     FORT WORTH, Texas - AMR Corporation, the parent company of American Airlines, Inc., today reported a net loss of $111 million for the fourth quarter, or $.70 per share. This compares with last year's fourth quarter net loss of $529 million, or $3.39 per share.
     Building on the added momentum of this financial improvement, American announced today a major restructuring of its hub operations at Miami that will make the hub - American's principal gateway to Latin America - more efficient, increase its on-time dependability, and give customers added convenience and a wider choice of flights.

                             - more -


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     The airline also announced that it will enter into a robust new codesharing partnership with Mexicana, the premier airline of
Mexico.
     AMR's fourth quarter results include a handful of special items - both gains and losses - resulting from the company's continuing restructuring efforts, a federal income tax settlement during the quarter, and gains on the sale of investments. In addition, in keeping with the provisions of SFAS 109, AMR's fourth quarter 2003 results do not reflect a provision for federal and state income taxes. Conversely, AMR's fourth quarter 2002 results reflected a tax benefit. To provide a better comparison between the two periods, after adjusting for these special items and taxes, the company recorded a loss (pre-tax and excluding special items) of $95 million this quarter, or $.59 per share, versus a loss (pre-
tax) of $828 million, or $5.31 per share, in the fourth quarter of last year. For the fourth quarter of 2003, AMR had operating income of $103 million, excluding special items. In the fourth quarter of 2002, AMR posted a net operating loss of $679 million. (A reconciliation of all non-GAAP measures included in this earnings release is provided in the attachments.)
     For the full year 2003, AMR reported a net loss of $1.2 billion, or $7.76 per share, compared to a full year net loss of
$3.5 billion, or $22.57 per share, in 2002.    When adjusted for
special items and the year-over-year tax differences mentioned above, AMR posted a 53 percent improvement in financial results, registering a full year loss of $1.5 billion in 2003 compared to a full year loss of $3.2 billion in 2002.
     "The improvement in our year-over-year results is a direct result of our ongoing efforts to restructure our business and the willingness of every one of us to sacrifice and accept change as an inevitable fact of life in the airline

                             - more -
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industry," said Gerard Arpey, AMR's president and CEO.  "While the work required to make our company consistently profitable has just begun, the momentum we have created together is powerful. Perhaps the best illustration of this is the fact that we have now achieved an operating profit, excluding special items, two quarters in a row. And unlike a year ago, when we were burning through millions of dollars of cash every day, our operation is now generating positive cash flow."
     The Miami hub restructuring and the new relationship with Mexicana will strengthen American's network and add to the company's financial progress, Arpey said.
     With a combined total of more than 130 years of service between the U.S. and Mexico, American and Mexicana will forge a relationship that will give customers enhanced service to the most important markets in the United States and Mexico, as well as connections across their global networks. For American, it will mean new flight availability to 21 additional cities in Mexico and the ability to offer service in 27 new, nonstop transborder markets. The relationship also includes a reciprocal frequent-flyer agreement that will allow passengers to accrue and redeem miles in American's AAdvantage program or Mexicana's Frecuenta program on more than 500 U.S.-Mexico flights per week.
     American and Mexicana will launch the partnership in April, pending governmental approval.
     In Miami, the airline's principal gateway to Latin America, American will spread its operations more evenly by increasing the number of daily flight banks to 13 from seven, effective May 1. In doing so, the airline will be able to operate

                             - more -
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more flights in and out of Miami using fewer aircraft, thereby greatly increasing the hub's efficiency and assisting in the company's overall objective to lower costs.
     At the same time, the restructured Miami hub will significantly enhance customer service, allowing American to offer passengers more flight choices, giving customers more time to make their flight connections, and spreading out the flow of international passengers in ways that will make it easier to clear customs and immigration processing.
     Longer term, the new hub design will give American and American Eagle room to grow at Miami within the framework of the new terminal facility that is now under construction. "Miami is one of the linchpins of our global network," Arpey said. "And this initiative will enable us to operate more flights in and out of that hub -- using fewer aircraft -- reduce costs, and relieve some of the pressure that hub has been under from the ongoing terminal construction project."
     At the heart of AMR's financial progress in 2003, Arpey said, were the strides it made toward achieving the company's critical goal of $4 billion in annual capacity-independent cost savings. These efforts were given a huge boost when employees agreed to a restructuring that added $1.8 billion a year in labor-cost savings to savings of $2 billion a year from strategic initiatives and another $200 million from vendors, suppliers and creditors.
     "Lower costs go hand in hand with our ability to protect and build on our leading share in the marketplace," Arpey said.
"Today, thanks to the sacrifices, hard work and ingenuity of American's people, our costs - while still not as low as our low-cost competitors - are continuing to improve to help us compete vigorously for every customer."


                             - more -
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  Although unquestionably pleased by its progress, Arpey said AMR is not yet satisfied with its financial results and recognizes that it still has lots of work in front of it.
  "We've made great progress," Arpey said, "but we also realize the many challenges that lie ahead."
     Arpey pointed to the following progress in each of the four tenets of the AMR Turnaround Plan:

- Lower Costs To Compete: This is where AMR has made its most dramatic progress, underscored by an 11.9 percent decline in unit costs in the fourth quarter, excluding special items and regional affiliates. If not for rising fuel prices, AMR's progress would have been even more dramatic, with a year-over-year drop in unit costs of 12.8 percent. To further reduce costs, AMR has returned underused gate space, consolidated terminal space, depeaked its Chicago and Dallas/Fort Worth hub schedules (now adding Miami to that list), closed a reservations center, reduced the size of the St. Louis hub, accelerated the retirement of TWA aircraft, and improved aircraft utilization across the fleet.

- Fly Smart, Give Customers What They Value: This tenet focuses on customer service and revenue production, with emphasis on improving AMR's relative revenue performance. Key moves in this area are adding seats to American's 757 and A300 fleets and restructuring the mid-continent hubs at Chicago, DFW and St. Louis (next up, Miami). Another step is expanding alliances. Progress here includes a domestic codeshare with Alaska Airlines, approval of codesharing with British Airways, the addition of SWISS International to the oneworld alliance, and (as announced today) the new codeshare linkage with Mexicana.

- Pull Together, Win Together: Fostering greater cooperation than ever between the company and employees, AMR has adopted an unprecedented level of openness with employee groups and labor unions. Arpey holds regular Town Hall-style meetings with employees, AMR's chief financial officer meets monthly with union leaders to walk them through the company's financial results in the same way he briefs AMR's Board, and the Overland Group, a firm expert in bringing union groups and management together, has


                             - more -

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  been engaged to help all parties within AMR move to a philosophy of active involvement. On Jan. 28 and 29, American will conduct its first Customer Strategy meeting with frontline employees to advance this process and improve the customer experience.

- Build A Financial Foundation For The Future: AMR ended the fourth quarter with $3.1 billion in total cash and short-term investments (including $527 million in restricted cash and short-term investments), substantially greater than the $1.8 billion in cash and short-term investments at the close of the first quarter. From April 1 to Dec. 31, AMR's cash flow from operations totaled $1.1 billion, giving AMR greater access to the capital markets. AMR also has been able to sell some non-core assets, such as its stakes in Worldspan and Hotwire. These are the first of many steps AMR will be taking over time to repair the damage done to its balance sheet as it works to overcome its financial crisis.

Editor's Note: AMR's president and chief executive officer, Gerard Arpey, and its chief financial officer, James Beer, will make a presentation to analysts during a teleconference on Wednesday, Jan. 21, from 2 p.m. to 2:45 p.m. EST. Following the analyst call, they will hold a question and answer conference call for media from 3 p.m. to 3:45 p.m. EST. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577 for details.


Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, expectations as to future financing needs, overall economic conditions and plans and objectives for future operations, the impact on the Company of the events of September 11, 2001 and of its results of operations for the past two years and the sufficiency of its financial resources to absorb that impact.
Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of risk factors that could cause actual results to differ materially from our

                             - more -
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expectations.  The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: the uncertain financial and business environment the Company faces; the struggling economy; high fuel prices and the availability of fuel; the residual effects of the war in Iraq; conflicts in the Middle East; historically low fare levels and the general competitive environment; the ability of the Company to implement its restructuring program and the effect of the program on operational performance and service levels; uncertainties with respect to the Company's international operations; changes in its business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of SARS; the inability of the Company to satisfy existing liquidity requirements or other covenants in certain of its credit agreements; and the availability of future financing. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2002, and the Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and Sept. 30, 2003.

Detailed financial information follows:

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                 Three Months Ended December 31,  Percent
                                      2003           2002         Change
Revenues
  Passenger - American Airlines      $3,589         $ 3,455         3.9
            - Regional Affiliates **    407             367        10.9
  Cargo                                 149             146         2.1
  Other revenues                        246             257        (4.3)
    Total operating revenues          4,391           4,225         3.9


Expenses
  Wages, salaries and benefits        1,604           2,065       (22.3)
  Aircraft fuel                         695             682         1.9
  Depreciation and amortization         350             347         0.9
  Other rentals and landing fees        282             290        (2.8)
  Commissions, booking fees and
   credit card expense                  267             251         6.4
  Maintenance, materials and repairs    219             268       (18.3)
  Aircraft rentals                      155             190       (18.4)
  Food service                          151             159        (5.0)
  Other operating expenses              565             652       (13.3)
  Special charges                       330               -           *
    Total operating expenses          4,618           4,904        (5.8)

Operating Loss                         (227)           (679)      (66.6)

Other Income (Expense)
  Interest income                        14              17       (17.6)
  Interest expense                     (123)           (184)      (33.2)
  Interest capitalized                   17              19       (10.5)
  Miscellaneous - net                   128              (1)          *
                                         36            (149)          *

Loss Before Income Taxes               (191)           (828)      (76.9)
Income tax benefit ***                  (80)           (299)      (73.2)
Net Loss                            $  (111)         $ (529)      (79.0)
Continued on next page

*     Greater than 100%
** Regional Affiliates includes capacity purchase agreements with American Eagle Airlines, Inc. (American Eagle), Executive Airlines, Inc. (Executive), Trans States Airlines, Inc. (Trans States) and Chautauqua Airlines, Inc. (Chautauqua).
*** As a result of the Company's deferred tax asset valuation allowance position, the Company did not record a tax benefit associated with its 2003 losses. However, in the fourth quarter of 2003, the Company reached an agreement with the IRS covering tax years 1990 through 1995. As a result of this agreement, the Company recorded an $80 million tax benefit to reduce previously accrued income tax liabilities.
Note: Certain amounts have been reclassified to conform with the 2003 presentation.

                          AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

                                   Three Months Ended December 31,
                                         2003         2002
Basic and Diluted Loss Per Share      $ (0.70)      $ (3.39)

Number of Shares Used in Computation
  Basic and Diluted                       160           156


 Impact of Special Items and       Three Months Ended December 31,
 Income Taxes (in millions,            2003              2002
 except per share amounts)        Amount    EPS      Amount    EPS
 Net loss as reported           $  (111) $(0.70)    $ (529)  $(3.39)
  Income tax benefit *              (80)              (299)
  Loss before income taxes         (191)              (828)
  Special items:
    Aircraft charges                302                  -
    Facility costs                   12                  -
    Employee charges                 16                  -
    Interest on previously accrued
     income tax liabilities         (84)                 -
    Gain on sale of investments    (150)                 -
 Loss before income taxes
  and special items             $   (95) $(0.59)    $ (828)  $(5.31)

  * As a result of the Company's deferred tax asset valuation allowance position, the Company did not record a tax benefit associated with its 2003 losses. However, in the fourth quarter of 2003, the Company reached an agreement with the IRS covering tax years 1990 through 1995. As a result of this agreement, the Company recorded an $80 million tax benefit to reduce previously accrued income tax liabilities.



Impact of Special Items (in millions)            Three Months Ended
                                                    December 31,
                                                   2003      2002
  Operating loss as reported                   $    (227) $    (679)
  Special items:
       Aircraft charges                              302          -
       Facility costs                                 12          -
       Employee charges                               16          -
  Operating income (loss) before special items $     103  $    (679)

                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                           Three Months Ended
                                              December 31,        Percent
                                            2003        2002       Change
American Airlines, Inc. Mainline Jet Operations
    Revenue passenger miles (millions)     29,592     29,471         0.4
    Available seat miles (millions)        41,348     42,232        (2.1)
    Cargo ton miles (millions)                532        528         0.8
    Passenger load factor                    71.6%      69.8%        1.8 pts.
    Passenger revenue yield per
     passenger mile (cents)                 12.13      11.72         3.5
    Passenger revenue per available
     seat mile (cents)                       8.68       8.18         6.1
    Cargo revenue yield per ton
     mile (cents)                           27.91      27.49         1.5
    Operating expenses per available seat
     mile, excluding Regional
     Affiliates (cents) (1)                 10.25      10.73        (4.5)
    Operating expenses per available seat
     mile, excluding Special charges and
     Regional Affiliates (cents) (1) (2)     9.45      10.73       (11.9)
    Fuel consumption (gallons,in millions)    732        771        (5.1)
    Fuel price per gallon (cents)            88.1       82.7         6.5

Regional Affiliates
    Revenue passenger miles (millions)      1,499      1,201        24.8
    Available seat miles (millions)         2,311      1,947        18.7
    Passenger load factor                    64.9%      61.7%        3.2 pts.

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                      78,900      93,500
    Other                                  11,700      12,000
         Total                             90,600     105,500

(1) The Company believes that excluding costs related to Regional Affiliates provides a measure which is more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Regional Affiliates.

(2) The Company believes that excluding Special charges provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Special charges and Regional Affiliates.

                          AMR CORPORATION
                 OPERATING STATISTICS (CONTINUED)
                            (Unaudited)


American Airlines, Inc. Mainline Jet Operations  Three Months Ended December 31,
(in millions, except as noted)                          2003          2002

Total operating expenses as reported                  $4,689       $ 4,569
Less: Operating expenses incurred
     related to Regional Affiliates                      451            37
Operating expenses excluding expenses
     incurred related to Regional Affiliates          $4,238       $ 4,532
American   mainline  jet   operations
     available seat miles                             41,348        42,232
Operating expenses per available seat
     mile, excluding Regional Affiliates (cents)       10.25         10.73

Operating expenses excluding expenses
     incurred related to Regional Affiliates          $4,238       $ 4,532
Less: Special charges                                    330             -
Operating expenses, excluding Special
     charges and expenses incurred related
     to Regional Affiliates                           $3,908       $ 4,532
American   mainline  jet   operations
     available seat miles                             41,348        42,232
Operating expenses per available seat
     mile, excluding Special charges and
     Regional Affiliates (cents)                        9.45         10.73

Operating expenses, excluding Special
     charges and expenses incurred related
     to Regional Affiliates                           $3,908       $ 4,532
Less: Aircraft fuel price variance *                      40            -
     Operating expenses, excluding Special
     charges, aircraft fuel price variance
     and expenses incurred related to
     Regional Affiliates                              $3,868       $ 4,532
American mainline jet operations
     available seat miles                             41,348        42,232
Operating expenses per available seat
     mile, excluding Special charges,
     aircraft fuel price variance and
     Regional Affiliates (cents)                        9.36        10.73

Percent change                                          12.8

* Change in price x consumption (5.4 cents x 732 million gallons)

Note: Certain amounts have been reclassified to conform with the 2003 presentation.
      American Airlines, Inc. 2003 operating expenses include expenses incurred related to capacity purchase agreements with Regional Affiliates - American Eagle, Executive, Trans
      States and Chautauqua, whereas 2002 operating expenses include expenses incurred related to capacity purchase agreements with Regional Affiliates - Trans States
      (beginning in November 2002) and Chautauqua.

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                  Twelve Months Ended December 31,  Percent
                                       2003           2002          Change
Revenues
  Passenger - American Airlines      $14,332      $  14,440          (0.7)
            - Regional Affiliates **   1,519          1,431           6.1
  Cargo                                  558            561          (0.5)
  Other revenues                       1,031            988           4.4
    Total operating revenues          17,440         17,420           0.1

Expenses
  Wages, salaries and benefits         7,264          8,392         (13.4)
  Aircraft fuel                        2,772          2,562           8.2
  Depreciation and amortization        1,377          1,366           0.8
  Other rentals and landing fees       1,173          1,198          (2.1)
  Commissions, booking fees and
   credit card expense                 1,063          1,163          (8.6)
  Maintenance, materials and repairs     860          1,108         (22.4)
  Aircraft rentals                       687            840         (18.2)
  Food service                           611            698         (12.5)
  Other operating expenses             2,428          2,715         (10.6)
  Special charges                        407            718         (43.3)
  U.S. government grant                 (358)           (10)            *
    Total operating expenses          18,284         20,750         (11.9)

Operating Loss                          (844)        (3,330)        (74.7)

Other Income (Expense)
  Interest income                         55             71         (22.5)
  Interest expense                      (703)          (685)          2.6
  Interest capitalized                    71             86         (17.4)
  Miscellaneous - net                    113             (2)            *
                                        (464)          (530)        (12.5)

Loss Before Income Taxes and
 Cumulative Effect of Accounting
 Change                               (1,308)        (3,860)        (66.1)
Income tax benefit ***                   (80)        (1,337)        (94.0)
Loss Before Cumulative Effect of
 Accounting Change                    (1,228)        (2,523)        (51.3)
Cumulative Effect of Accounting
 Change, Net of Tax Benefit                -           (988)            *
Net Loss                             $(1,228)       $(3,511)        (65.0)
Continued on next page

*     Greater than 100%
** Regional Affiliates includes the capacity purchase agreements with American Eagle, Executive, Trans States and Chautauqua.

                          AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

*** As a result of the Company's deferred tax asset valuation allowance position, the Company did not record a tax benefit associated with its 2003 losses. However, in the fourth quarter of 2003, the Company reached an agreement with the IRS covering tax years 1990 through 1995. As a result of this agreement, the Company recorded an $80 million tax benefit to reduce previously accrued income tax liabilities.
Note: Certain amounts have been reclassified to conform with the 2003 presentation.

                                           Twelve Months Ended
                                              December 31,
                                            2003         2002
Basic and Diluted Loss Per Share
  Before Cumulative Effect of
   Accounting Change                      $ (7.76)      $(16.22)
  Cumulative Effect of Accounting Change       -          (6.35)
  Net Loss                                $ (7.76)      $(22.57)

Number of Shares Used in Computation
  Basic and Diluted                           158           156


Impact of Special Items and                  Twelve Months Ended
 Income Taxes (in  millions)                    December 31,
                                                2003      2002
  Net loss as reported                        $(1,228)  $(3,511)
  Cumulative effect of accounting change            -       988
  Income tax benefit *                            (80)   (1,337)
  Loss before income taxes and cumulative
   effect of accounting change                 (1,308)   (3,860)
  Special items:
       Aircraft and facility costs                383       661
       Employee charges                            92        57
       Gain on restructuring                      (68)        -
       Interest on previously accrued income tax
        liabilities                               (84)        -
       Gain on sale of investments               (150)        -
       U.S. government grant                     (358)      (10)
  Loss before income taxes and special items  $(1,493)  $(3,152)

* As a result of the Company's deferred tax asset valuation allowance position, the Company did not record a tax benefit associated with its 2003 losses. However, in the fourth quarter of 2003, the Company reached an agreement with the IRS covering tax years 1990 through 1995. As a result of this agreement, the Company recorded an $80 million tax benefit to reduce previously accrued income tax liabilities.

                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                                 Twelve Months Ended
                                                    December 31,      Percent
                                                  2003      2002      Change
American Airlines, Inc. Mainline Jet Operation
    Revenue passenger miles (millions)          120,328   121,747      (1.2)
    Available seat miles (millions)             165,209   172,200      (4.1)
    Cargo ton miles (millions)                    2,000     2,007      (0.3)
    Passenger load factor                          72.8%     70.7%      2.1 pts.
    Passenger revenue yield per passenger
     mile (cents)                                 11.91     11.86       0.4
    Passenger revenue per available seat
     mile (cents)                                  8.67      8.39       3.3
    Cargo revenue yield per ton mile (cents)      27.87     27.73       0.5
    Operating expenses per available seat
     mile, excluding Regional
     Affiliates (cents) (1)                       10.15     11.14      (8.9)
    Operating expenses per available seat
     mile, excluding Special charges, U.S.
     government grant and Regional
     Affiliates (cents) (1) (2)                   10.10     10.78      (6.3)
    Fuel consumption (gallons, in millions)       2,956     3,163      (6.5)
    Fuel price per gallon (cents)                  87.5      76.0      15.1

Regional Affiliates
    Revenue passenger miles (millions)            5,516     4,576      20.5
    Available seat miles (millions)               8,597     7,248      18.6
    Passenger load factor                          64.2%     63.2%      1.0 pts.

(1) The Company believes that excluding costs related to Regional Affiliates provides a measure which is more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Regional Affiliates.

(2)  The Company believes that excluding Special charges and U.S.
     government grant receipts provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Special charges, U.S. government grant and Regional Affiliates.

                          AMR CORPORATION
                 OPERATING STATISTICS (CONTINUED)
                            (Unaudited)


American Airlines, Inc. Mainline Jet Operations       Twelve Months Ended
(in millions, except as noted)                            December 31,
                                                        2003         2002

Total operating expenses as reported                  $18,532     $ 19,305
Less: Operating expenses incurred related
      to Regional Affiliates                            1,757          129
Operating expenses excluding expenses
 incurred related to Regional Affiliates              $16,775     $ 19,176
American mainline jet operations
 available seat miles                                 165,209      172,200
Operating expenses per available seat
 mile, excluding Regional Affiliates (cents)            10.15        11.14

Operating expenses excluding expenses
 incurred related to Regional Affiliates              $16,775     $ 19,176
Less: Special charges and U.S. government grant            92          615
Operating expenses, excluding Special
 charges, U.S. government grant and
 expenses incurred related to Regional Affiliates     $16,683     $ 18,561
American   mainline   jet   operations
 available seat miles                                 165,209      172,200
Operating expenses per available seat
 mile, excluding Special charges, U.S.
 government grant and Regional Affiliates (cents)        10.10       10.78



Note: Certain amounts have been reclassified to conform with the 2003 presentation.
      American Airlines, Inc. 2003 operating expenses include expenses incurred related to capacity purchase agreements with Regional Affiliates - American Eagle, Executive, Trans
      States and Chautauqua, whereas 2002 operating expenses include expenses incurred related to capacity purchase agreements with Regional Affiliates - Trans States
      (beginning in November 2002) and Chautauqua.

                      AMERICAN AIRLINES, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                   Three Months Ended December 31, Percent
                                      2003         2002            Change
Revenues
  Passenger - American Airlines      $ 3,589      $ 3,454            3.9
            - Regional Affiliates **     407           26             *
  Cargo                                  149          146            2.1
  Other revenues                         238          235            1.3
    Total operating revenues           4,383        3,861           13.5

Expenses
  Wages, salaries and benefits         1,496        1,953          (23.4)
  Aircraft fuel                          645          640            0.8
  Regional carrier payments              401           32              *
  Depreciation and amortization          309          307            0.7
  Other rentals and landing fees         262          267           (1.9)
  Commissions, booking fees and
   credit card expense                   268          237           13.1
  Maintenance, materials and repairs     179          233          (23.2)
  Aircraft rentals                       151          185          (18.4)
  Food service                           150          157           (4.5)
  Other operating expenses               498          558          (10.8)
  Special charges                        330            -              *
    Total operating expenses           4,689        4,569            2.6

Operating Loss                          (306)        (708)         (56.8)

Other Income (Expense)
  Interest income                         14           16          (12.5)
  Interest expense                       (74)        (141)         (47.5)
  Interest capitalized                    16           18          (11.1)
  Related party interest - net             -            4              *
  Miscellaneous - net                    130           (2)             *
                                          86         (105)             *

Loss Before Income Taxes                (220)        (813)         (72.9)
Income tax benefit ***                   (80)         (86)          (7.0)
Net Loss                             $  (140)      $ (727)         (80.7)
Continued on next page

*     Greater than 100%
** Regional Affiliates includes capacity purchase agreements with American Eagle Airlines, Inc. (American
      Eagle), Executive Airlines, Inc. (Executive), Trans
      States Airlines, Inc. (Trans States) and Chautauqua
      Airlines, Inc. (Chautauqua).

                      AMERICAN AIRLINES, INC.
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

*** As a result of the Company's deferred tax asset valuation allowance position, the Company did not record a tax benefit associated with its 2003 losses. However, in the fourth quarter of 2003, the Company reached an agreement with the IRS covering tax years 1990 through 1995. As a result of this agreement, the Company recorded an $80 million tax benefit to reduce previously accrued income tax liabilities.
Note: Certain amounts have been reclassified to conform with the 2003 presentation.

                      AMERICAN AIRLINES, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                     Twelve Months Ended December 31,  Percent
                                         2003           2002           Change
Revenues
  Passenger - American Airlines        $14,332        $14,439          (0.7)
            - Regional Affiliates **     1,519             99             *
  Cargo                                    558            557           0.2
  Other revenues                           994            897          10.8
      Total operating revenues          17,403         15,992           8.8

Expenses
  Wages, salaries and benefits           6,831          7,954         (14.1)
  Aircraft fuel                          2,586          2,415           7.1
  Regional payments                      1,550            106             *
  Depreciation and amortization          1,213          1,209           0.3
  Other rentals and landing fees         1,084          1,110          (2.3)
  Commissions, booking fees
   and credit card expense               1,064          1,087          (2.1)
  Maintenance, materials and repairs       714            962         (25.8)
  Aircraft rentals                         666            815         (18.3)
  Food service                             606            693         (12.6)
  Other operating expenses               2,126          2,339          (9.1)
  Special charges                          407            625         (34.9)
  U.S. government grant                   (315)           (10)            *
    Total operating expenses            18,532         19,305          (4.0)

Operating Loss                          (1,129)        (3,313)        (65.9)

Other Income (Expense)
  Interest income                           54             70         (22.9)
  Interest expense                        (524)          (521)          0.6
  Interest capitalized                      66             80         (17.5)
  Related party interest - net               7             18         (61.1)
  Miscellaneous - net                      117             (3)            *
                                          (280)          (356)        (21.3)

Loss Before Income Taxes and
 Cumulative Effect of
 Accounting Change                      (1,409)        (3,669)        (61.6)
Income tax benefit ***                     (80)        (1,063)        (92.5)
Loss Before Cumulative Effect
 of Accounting Change                   (1,329)        (2,606)        (49.0)
Cumulative Effect of
 Accounting Change, Net of
 Tax Benefit                                 -           (889)            *
Net Loss                              $ (1,329)       $(3,495)        (62.0)

Continued on next page

*     Greater than 100%

                      AMERICAN AIRLINES, INC.
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

** Regional Affiliates includes the capacity purchase agreements with American Eagle, Executive, Trans States and Chautauqua.
*** As a result of the Company's deferred tax asset valuation allowance position, the Company did not record a tax benefit associated with its 2003 losses. However, in the fourth quarter of 2003, the Company reached an agreement with the IRS covering tax years 1990 through 1995. As a result of this agreement, the Company recorded an $80 million tax benefit to reduce previously accrued income tax liabilities.
Note: Certain amounts have been reclassified to conform with the 2003 presentation










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